SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 21, 1999




                           FIRST NILES FINANCIAL, INC.
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            (Exact name of Registrant as specified in its Charter)




Delaware                   0-24849                    34-1870418
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(State or other         (Commission File             (IRS Employer
 jurisdiction of             Number)                  Identification
 incorporation)                                             No.)




55 North Main Street, Niles, Ohio                        44446
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(Address of principal executive offices)               Zip Code)





Registrant's telephone number, including area code: (330) 652-2539
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ITEM 5.  OTHER ITEMS

         Attached as Exhibit 99 is the Registrant's press release dated May 21, 1999 announcing its intention to repurchase up to 5% of its outstanding shares in the open market or in privately negotiated transactions over the next 12 months.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         The exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST NILES FINANCIAL, INC.



Date: May 24, 1999                  By:  /s/ Lawrence Safarek
                                         ----------------------------------
                                         Lawrence Safarek
                                         Vice President and Treasurer






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                            EXHIBIT INDEX




Exhibit
Number                        Description
-------      --------------------------------------------------------

99           Press Release dated May 21, 1999.